UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)       March 25, 2005


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


            Reference is made to the Indenture (the "Indenture"), dated as of July 30, 2004 (as supplemented), among Duane Reade Inc. (the "Company") and Duane Reade, a New York general partnership ("Duane Reade GP" and, together with the Company, the "Co-Obligors"), the guarantors named therein (the "Existing Guarantors") and U.S. Bank National Association, as trustee ("Trustee") governing the 9.75% Senior Subordinated Notes due 2011 (the "Notes") of the Co-Obligors. On March 25, 2005, the Co-Obligors, the Existing Guarantors, Duane Reade Holdings, Inc. ("Holdings") and the Trustee entered into a Second Guarantor Supplemental Indenture (the "Second Guarantor Supplemental Indenture") to, among other things, add Holdings as a guarantor of the Co-Obligors' obligations under the Notes and the Indenture.

THE HOLDINGS GUARANTEE:

            Holdings's guarantee of the Notes and the Indenture will resemble the existing guarantees by the Existing Guarantors. Holdings's guarantee:

            o   will be a general, unsecured obligation of Holdings;

            o will be subordinated in right of payment to all existing and future senior indebtedness of Holdings;

            o will rank senior in right of payment to any future subordinated indebtedness of Holdings; and

            o will rank equally in right of payment with any future senior subordinated indebtedness of Holdings.

THE NOTES:

            The Notes mature on August 1, 2011 and bear interest at 9.75% per annum, payable in semi-annual installments on February 1 and August 1, commencing February 1, 2005. The Notes are uncollateralized obligations and subordinated in right of payment to all of the Co-Obligors' existing and future unsubordinated indebtedness, including borrowings under the Co-Obligors' amended asset-based revolving loan facility and their outstanding senior secured notes. The Notes will rank equally with any future senior subordinated indebtedness and senior to any future subordinated indebtedness of the Co-Obligors. In addition to the guarantee extended by Holdings, the senior subordinated notes are also guaranteed on an uncollateralized, senior subordinated basis by all of the Company's existing direct and indirect domestic subsidiaries other than Duane Reade GP, which is a Co-Obligor under the Notes. Upon the occurrence of specified change of control events, the Co-Obligors will be required to make an offer to repurchase all of the Notes at 101% of the outstanding principal amount of the Notes plus accrued and unpaid interest to the date of repurchase. The Indenture contains certain affirmative and negative covenants that limit the ability of the Co-Obligors and their restricted subsidiaries to incur additional indebtedness, pay dividends, make repayments on indebtedness that is subordinated to the Notes and to make certain other restricted payments, incur certain liens, use proceeds from sales of assets, enter into business combination transactions (including mergers, consolidations and asset sales), enter into transactions with affiliates and permit restrictions on the payment of dividends by restricted subsidiaries. There are no credit ratings related triggers in the Notes or the Indenture that would impact the cost of borrowing, annual amortization of principal or related indebtedness maturity. The maturity of the Notes may be accelerated upon the occurrence of customary events of default.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

            The disclosure under Item 1.01 is incorporated herein by reference in its entirety.


ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

            The disclosure under Item 1.01 is incorporated herein by reference in its entirety.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)     Exhibits:

                    Exhibit 4.1 - Second Guarantor Supplemental Indenture, dated as of March 25, 2005.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 31, 2005

                                              DUANE READE HOLDINGS, INC.


                                              By:    /s/ John K. Henry
                                                     ---------------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                               INDEX TO EXHIBITS

 EXHIBIT
  NUMBER                  DESCRIPTION
-----------               -----------

Exhibit 4.1 Second Guarantor Supplemental Indenture, dated as of March 25, 2005.